Exhibit (e.2)

Distribution Agreement

Exhibit A (Continued)

Index Series

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Total Market Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares Goldman Sachs Natural Resources Index Fund
iShares Goldman Sachs Networking Index Fund
iShares Goldman Sachs Semiconductor Index Fund
iShares Goldman Sachs Software Index Fund
iShares Goldman Sachs Technology Index Fund

iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as GS $ InvesTopTM Corporate Bond Fund)

iShares KLD 400 Social Index Fund
iShares KLD Select SocialSM Index Fund

iShares Lehman 1-3 Year Credit Bond Fund
iShares Lehman 1-3 Year Treasury Bond Fund
iShares Lehman 3-7 Year Treasury Bond Fund
iShares Lehman 7-10 Year Treasury Bond Fund
iShares Lehman 10-20 Year Treasury Bond Fund
iShares Lehman 20+ Year Treasury Bond Fund
iShares Lehman Aggregate Bond Fund
iShares Lehman Credit Bond Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Lehman Government/Credit Bond Fund
iShares Lehman Intermediate Credit Bond Fund
iShares Lehman Intermediate Government/Credit Bond Fund
iShares Lehman MBS Fixed-Rate Bond Fund
iShares Lehman Short Treasury Bond Fund
iShares Lehman TIPS Bond Fund

iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund

iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Value Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund

iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell MicrocapTM Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 1500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P U.S. Preferred Stock Index Fund

Amended and Approved by the Board of Trustees of iShares Trust on September 13, 2006.